Exhibit 10.43
Execution Version
AMENDMENT NUMBER 6
TO THE MASTER TELESERVICES AGREEMENT
BETWEEN
CELLCO PARTNERSHIP D/B/A VERIZON WIRELESS
AND
APAC CUSTOMER SERVICES, INC.
This is Amendment Number 6 (“Amendment No. 6”) to the Master Teleservices Agreement Number 750-03610-2002, dated February 1, 2003, as amended (the “Agreement”) which is by and between APAC Customer Services, Inc., an Illinois corporation, with offices located at Six Parkway North, Deerfield, Illinois 60015 (the “Supplier” herein and therein) and Cellco Partnership d/b/a Verizon Wireless, a Delaware General Partnership, with offices located at 180 Valley Washington Road, Bedminster, New Jersey 07921.
This Amendment is entered into by and between Supplier and Verizon Services Corp., a Delaware Corporation, having an office at One Verizon Way, Basking Ridge, NJ 07920, on behalf of itself, and its Affiliate, Cellco Partnership d/b/a Verizon Wireless and for the benefit of its other Affiliates (individually or collectively “Verizon”), each a Party and collectively the Parties herein. This Amendment is made and entered into by the Parties on and as of the date of execution by the last signing Party (the “Effective Date”).
NOW THEREFORE, in consideration of the mutual premises and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
1.	SCOPE OF AMENDMENT

The purpose of this Amendment is to establish Verizon Services Corp. as the contracting party under the Agreement.

2.	AMENDMENT OF THE AGREEMENT

The following provisions are amended as follows:

2.1	The preamble to the Agreement is added to state as follows:

Verizon Services Corp. (“Verizon”) is hereby substituted for and replaces Cellco Partnership d/b/a Verizon Wireless and all references to Cellco Partnership d/b/a Verizon Wireless for all purposes and all matters arising, occurring or transpiring on or after the Effective Date of this Amendment. The Parties understand and agree that this Amendment is not an assumption agreement and that Verizon is not liable for obligations or liabilities of any type or character occurring, arising or transpiring prior to the Effective Date of this Amendment, unless otherwise stated herein.

MA-000024-2007
Verizon Services Corp.—Proprietary and Confidential

Execution Version
2.2	Exhibit D, Rate Schedule, is deleted in its entirety and is replaced with a new Exhibit D, Rate Schedule, attached hereto as Addendum A.

3.	EFFECT OF AMENDMENT

This Amendment is an integral part of the Agreement. Terms used herein which are defined or specified in the Agreement shall have the meanings set forth therein. If there are any conflicts or inconsistencies between a specific term or condition of this Amendment and a specific term or condition of the Agreement, the specific term or condition of this Amendment shall control.

Except as amended hereby, the Agreement shall continue in full force and effect.

4.	SIGNATURES

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives.

	Verizon Services Corp.		APAC Customer Services, Inc.

By:	/s/ Lenore Aguilar	By:	/s/ James McClenehan

	Name: Lenore Aguilar		Name: James McClenehan
	Title: Sr. Consultant		Title: SVP, Sales
	Date: 5-17-07		Date: 4/3/07

		By:	/s/ Larry Rodman
Name: Larry Rodman
Title: Group Vice President
Date: 4/3/07
MA-000024-2007
Verizon Services Corp.—Proprietary and Confidential